UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2020

J.JILL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38026 (Commission File Number)	45-1459825 (I.R.S. Employer Identification No.)

4 Batterymarch Park
Quincy, MA 02169
(Address of principal executive offices) (Zip Code)
(617) 376-4300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	JILL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.
Reliance on SEC Relief from Filing Requirements

Due to the COVID-19 pandemic, J.Jill, Inc. (the “Company”) is filing this Current Report on Form 8-K to avail itself of an extension to file its Quarterly Report on Form 10-Q for the quarter ended May 2, 2020 (the “Quarterly Report”). The Company is relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 (the “Exchange Act”) Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies dated March 25, 2020 (Release No. 34-88465) (the “Order”).

As disclosed in the Company’s Current Reports on Form 8-K dated March 18, 2020, April 15, 2020, April 28, 2020 and May 15, 2020, and the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2020 (the “Annual Report”) the Company’s operations and business continue to experience significant disruptions due to the conditions surrounding the COVID-19 pandemic.

Although the Company has re-opened certain locations consistent with guidance from government and health authorities, the Company expects that its operations will continue to be significantly impacted by the COVID-19 pandemic. The full impact of the COVID-19 pandemic on the Company’s business for the foreseeable future cannot be predicted with certainty. This uncertainty continues to adversely affect the Company’s ability to assess the impact of COVID-19 pandemic on the Company’s operations in  order to finalize the Company’s Quarterly Report for the quarter ended May 2, 2020. Additionally, the Company’s management team continues to have limited access the Company’s offices due to stay-at-home orders and, unexpectedly, has had to devote significant time and resources to the novel business and operational challenges presented by the COVID-19 pandemic. The Company anticipates that it will file its Quarterly Report no later than 45 days after June 16, 2020.

Additional Risk Factor Disclosure

In light of the ongoing hardships caused by the onset and continuation of the COVID-19 pandemic, the Company included a risk factor detailing the impacts of the COVID-19 pandemic on the Company’s business and operations in its Annual Report.

Cautionary Note Regarding Forward-Looking Statements

This report contains, and oral statements made from time to time by our representatives may contain, “forward-looking statements.” Forward-looking statements include statements regarding the timing of restarting various aspects of its operations, statements regarding the impact of disruptions to its operations caused by the COVID-19 epidemic and political protests; and statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impact of the COVID-19 epidemic on the Company and the economy as a whole, the impact of political protests and curfews imposed by state and local governments, the Company’s ability to develop a plan to regain compliance with the continued listing criteria of the NYSE; the NYSE’s acceptance of such plan; the Company’s ability to execute such plan and to continue to comply with applicable listing standards within the available cure period; risks arising from the potential suspension of trading of the Company’s common stock on the NYSE; regional, national or global political, economic, business, competitive, market and regulatory conditions, including risks regarding our ability to manage inventory or anticipate consumer demand; changes in consumer confidence and spending; our competitive environment; our failure to open new profitable stores or successfully enter new markets and other factors set forth under “Risk Factors” in our Annual Report. Any forward-looking statement made in this report speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 16, 2020
J.JILL, INC.

By:	/s/ Mark Webb
Name:	Mark Webb
Title:	Executive Vice President and Chief Financial Officer